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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934
                         ------------------------------


         Date of Report (Date of earliest event reported): May 19, 1998


                     TECHNICAL CHEMICALS AND PRODUCTS, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


             Florida                         0-25406                          65-0308922
 -------------------------------    -----------------------       ----------------------------------
 (State or other jurisdiction of    (Commission File Number)     (I.R.S. Employer Identification No.)
         incorporation)


                  3341 S.W. 15th Street
                 Pompano Beach, Florida                            33069
         --------------------------------------                  ----------
        (Address of principal executive offices)                 (Zip code)


Registrant's telephone number, including area code: 954/979-0400


                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


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
Item 5.  Other Events

         On May 19, 1998, Technical Chemicals and Products, Inc., a Florida corporation (the "Company") issued to a single institutional investor 15,000 shares of Series A Convertible Preferred Stock ("Preferred Stock") and warrants ("Warrants") to purchase 150,000 shares of the Company's Common Stock, $.001 par value ("Common Stock") for a gross purchase price of $15,000,000. The conversion price of the Preferred Stock is fixed at $11.89, but is subject to adjustments based on the future market price of the common stock. The Warrants are exercisable at $11.89 per share. The Preferred Stock is entitled to dividends, at the rate of 6% per annum.

         The financing was arranged by placement agents who received a fee of $487,500 plus a non-transferable option to purchase up to 1,200 additional shares of Preferred Stock upon the same terms and conditions as the institutional investor and expiring on December 31, 1998. The Company has issued a press release announcing the foregoing event, a copy of which is attached as
Exhibit 99.1, which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

                  (c)  Exhibits:

                      Number           Description

                       3.1     Articles of Amendment to Articles of
                               Incorporation, as filed with the Secretary of State of the State of Florida on May 18, 1998.

                       4.1 Stock Purchase Warrant for 150,000 shares of Common Stock at $11.89 per share expiring on May 19, 2003.

                       10.1    Securities Purchase Agreement dated May 18, 1998.

                       10.2    Registration Rights Agreement dated May 18, 1998.

                       99.1    Press Release dated May 20, 1998.


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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: May 21, 1998                       TECHNICAL CHEMICALS & PRODUCTS, INC.



                                          By: /s/  Stuart R. Streger
                                             ---------------------------------
                                             Stuart R. Streger
                                             Vice President, Chief Financial
                                             Officer






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